American Century Investments®
Quarterly Portfolio Holdings
One Choice® Blend+ 2050 Portfolio
April 30, 2023

One Choice Blend+ 2050 Portfolio - Schedule of Investments
APRIL 30, 2023 (UNAUDITED)

	Shares	Value ($)
UNDERLYING FUNDS(1) — 100.0%
Domestic Equity Funds — 57.5%
Avantis U.S. Equity Fund G Class	326,630	4,461,769
Avantis U.S. Small Cap Value Fund G Class	29,579	394,289
Focused Dynamic Growth Fund G Class(2)	69,586	2,929,568
Focused Large Cap Value Fund G Class	294,199	2,933,162
Heritage Fund G Class(2)	30,645	695,025
Mid Cap Value Fund G Class	44,343	695,296
Small Cap Growth Fund G Class	20,750	396,735
		12,505,844
International Equity Funds — 26.3%
Avantis Emerging Markets Equity Fund G Class	52,493	543,827
Avantis International Equity Fund G Class	145,701	1,623,107
Emerging Markets Fund G Class	81,590	818,350
Focused International Growth Fund G Class	54,195	903,435
Global Real Estate Fund G Class	48,137	560,792
International Small-Mid Cap Fund G Class	38,492	372,599
Non-U.S. Intrinsic Value Fund G Class	91,588	905,806
		5,727,916
Domestic Fixed Income Funds — 11.8%
Avantis Core Fixed Income Fund G Class	224,317	1,915,664
High Income Fund G Class	58,216	482,608
Inflation-Adjusted Bond Fund G Class	16,056	175,169
		2,573,441
International Fixed Income Funds — 4.4%
Emerging Markets Debt Fund G Class	29,119	257,411
Global Bond Fund G Class	81,424	706,764
		964,175
TOTAL INVESTMENT SECURITIES — 100.0% (Cost $22,095,474)		21,771,376
OTHER ASSETS AND LIABILITIES		—
TOTAL NET ASSETS — 100.0%		$21,771,376

NOTES TO SCHEDULE OF INVESTMENTS
(1)Investments are funds within the American Century Investments family of funds and are considered affiliated funds.
(2)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Underlying Funds

The fund invests in varying combinations of other mutual funds and exchange-traded funds advised by American Century Investments (the underlying funds). The fund’s asset allocation is intended to diversify investments among stocks, bonds, and short-term investments. The portfolio holdings of each underlying fund are available at americancentury.com, avantisinvestors.com or upon request at 1-800-345-2021.

2. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Open-end management investment companies are valued at their reported NAV. Exchange-traded funds are listed or traded on a domestic securities exchange and are valued at the last reported sales price or at the official closing price as provided by the exchange.

3. Fair Value Measurements

The fund's investment valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund's investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.

4. Affiliated Fund Transactions

A summary of transactions for each underlying fund for the period ended April 30, 2023 follows (amounts in thousands):

Fund/Underlying Fund(1)	Beginning Value	Purchase Cost	Sales Cost	Change in Net Unrealized Appreciation (Depreciation)	Ending Value	Ending Shares	Net Realized Gain (Loss)	Distributions Received(2)
Avantis U.S. Equity Fund	$3,445	$1,612	$708	$113	$4,462	327	$(100)	$62
Avantis U.S. Small Cap Value Fund	312	172	68	(22)	394	30	(7)	24
Focused Dynamic Growth Fund(3)	2,315	1,306	830	138	2,929	70	(188)	—
Focused Large Cap Value Fund	2,254	1,136	532	75	2,933	294	(77)	165
Heritage Fund(3)	561	255	166	45	695	31	(31)	—
Mid Cap Value Fund	539	258	89	(13)	695	44	(16)	44
Small Cap Growth Fund	307	145	82	27	397	21	(18)	2
Avantis Emerging Markets Equity Fund	412	187	72	17	544	52	(17)	17
Avantis International Equity Fund	1,260	509	322	176	1,623	146	(63)	32
Emerging Markets Fund	619	330	153	22	818	82	(51)	20
Focused International Growth Fund	709	291	198	101	903	54	(54)	10
Global Real Estate Fund	425	239	92	(11)	561	48	(28)	4
International Small-Mid Cap Fund	293	115	58	23	373	38	(19)	2
Non-U.S. Intrinsic Value Fund	698	289	232	151	906	92	(41)	43
Avantis Core Fixed Income Fund	1,395	914	398	5	1,916	224	(55)	42
High Income Fund	350	203	76	6	483	58	(13)	21
Inflation-Adjusted Bond Fund	125	81	21	(10)	175	16	(3)	7
Emerging Markets Debt Fund	186	100	38	9	257	29	(7)	8
Global Bond Fund	512	337	118	(24)	707	81	(16)	35
	$16,717	$8,479	$4,253	$828	$21,771	1,737	$(804)	$538
(1)Underlying fund investments represent G Class.
(2)Distributions received includes distributions from net investment income and from capital gains, if any.
(3)Non-income producing.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.